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                                                                   EXHIBIT 10.22


[CIBC Logo]

                                                     400 Burrard Street
                                                     Vancouver, B.C., V6C 3A6
                                                     -------------------------
                                                     Bank Office (insert mailing
                                                     address and postal Code)

            CONTRACT RELATIVE TO SPECIAL SECURITY UNDER THE BANK ACT

For valuable consideration, the undersigned customer (the "Customer") agrees with Canadian Imperial Bank of Commerce ("CIBC") as follows:

1. BANK ACT SPECIAL SECURITY. This Contract applies to all security that the Customer gives or has given to CIBC under the "Special Security" provisions of the Bank Act (sections 425 to 436, inclusive as well as section 463, and their predecessor and successor sections) over the Property.

2. PLACE OF BUSINESS. The Customer represents and warrants that the location of all existing Places of Business is specified in CIBC's Form 65 entitled "Special Security in respect of specified property or classes of property described in section 427 of the Bank Act".

3. PROPERTY FREE OF CHARGES. The Customer represents and warrants that the Property is, and agrees that the Property will at all times be free of any Charge or trust except in favour of CIBC or incurred with CIBC's prior written consent. CIBC may, but will have no obligation to pay any amount required to remove any unauthorized Charge and the Customer will immediately reimburse CIBC for any amount so paid.

4. USE OF PROPERTY. The Customer will not, without CIBC's prior written consent, sell, lease or otherwise dispose of any of the Property other than inventory, which may be sold, leased or otherwise disposed of in the ordinary course of the Customer's business until either Default or CIBC gives the Customer a notice instructing the Customer to stop any further sale, lease or other disposition of the inventory.

5. GOVERNING LAW. This Contract is governed by the laws of British Columbia (without reference to the choice of law doctrine). The Customer irrevocably agrees to submit to the non-exclusive jurisdiction of its courts.

6. COPY RECEIVED. The Customer acknowledges having received a copy of this Contract.

NOTE: THE "ADDITIONAL TERMS AND CONDITIONS OF THIS CONTRACT" ON THE FOLLOWING
      PAGES FORM PART OF THIS CONTRACT.

Dated April 30th, 1998
     --------------------------------

PIVOTAL SOFTWARE INC.
-------------------------------------
  Customer's Name (Record in full)

/s/ NORMAN FRANCIS
-------------------------------------
            Signature

300 - 224 Esplanade
-------------------------------------
       Customer's address

North Vancouver, B.C., V7M 3M6
-------------------------------------
(City/Town, Province and Postal Code)


Note: If the customer is a corporation, the office (such as "President" or "Secretary" of the Person signing should be noted below that Person's signature.

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                ADDITIONAL TERMS AND CONDITIONS OF THIS CONTRACT

7. INSURANCE. The Customer will keep the Property insured to its full insurable value against loss or damage by fire and such other risks as are customarily insured for property similar to the Property (and against such other risks as CIBC may reasonably require). At CIBC's request, all policies will contain a loss payable clause. The Customer will, from time to time at CIBC's request, deliver such policies (or satisfactory evidence of such policies) to CIBC. If the Customer does not obtain or maintain such insurance, CIBC may, but will have no obligation to, do so. The Customer will immediately reimburse CIBC for any amount so paid. The Customer will promptly give CIBC written notice of any loss or damage to the Property.

8. INFORMATION AND INSPECTION. The Customer will from time to time immediately give CIBC in writing all information requested by CIBC relating to the Property, the Places of Business, and the Customer's financial or business affairs. CIBC may from time to time inspect any books and records and any Property, wherever located. For that purpose CIBC may, without charge, have access to each Place of Business and to all mechanical and electronic equipment, devices and processes where any of them may be stored or from which any of them may be retrieved.

9. PROCEEDS PRIOR TO DEFAULT. The Customer assigns all proceeds to CIBC and will pay or transfer to CIBC all Proceeds received forthwith upon receipt. Until paid or transferred, the Customer will hold all such Proceeds in trust for and on behalf of CIBC. The Customer's signature on this Contract and CIBC's acceptance of the security granted by this Contract are in furtherance of this security, and do not constitute any acknowledgement by CIBC that the Customer has any right or title to such Proceeds. If this Contract is governed by the laws of a province or territory other than Quebec, the following provisions also apply: Until Default, all moneys received by CIBC as Proceeds may be applied on account of the Liabilities or, at CIBC's option, may be held unappropriated in a collateral account or released to the Customer.

10.  DEFAULT.

     (1) EVENTS OF DEFAULT. The occurrence of any of the following events or conditions will be a Default:

          (a) the Customer does not pay any of the Liabilities when due;

          (b) the Customer does not observe or perform any of the Customer's obligations under this Contract or any other contract or document existing at any time between the Customer and CIBC;

          (c) any representation, warranty or statement made by the Customer or on the Customer's behalf to CIBC is untrue in any material respect at the time when or as of which it was made;

          (d) the Customer ceases or threatens to cease to carry on in the normal course of business or any material part thereof;

          (e) if the Customer is a corporation, there is, in CIBC's reasonable opinion, a change in its effective control, or if the customer is a partnership, there is a dissolution or a change in its membership;

          (f) the Customer becomes insolvent or bankrupt, or makes a proposal or files an assignment for the benefit of creditors under the Bankruptcy and Insolvency Act (Canada), the Farm Debt Review Act (Canada) or similar legislation in Canada or any other jurisdiction; a petition in bankruptcy is filed against the Customer; or, if the Customer is a corporation, steps are taken under any legislation by or against the Customer seeking its liquidation, winding-up, dissolution or reorganization of the corporation or any arrangement or composition of its debts;

          (g) a receiver, receiver and manager, trustee, custodian or other similar official is appointed in respect of the Customer or any of the Customer's property;

          (h) the holder of a Charge takes possession of any of the Customer's property, or a distress, execution or other similar process is levied against any part of it; or

          (i) CIBC in good faith and upon commercially reasonable grounds believes that the prospect of payment or performance is or is about to be impaired or that the Property is or is about to be placed in jeopardy.

     (2) RIGHTS UPON DEFAULT. Upon Default, CIBC will have the following rights:

          (a) Appointment of Receiver. CIBC may by letter or other document in writing appoint a Receiver of all or any of the Property, CIBC may from time to time remove or replace a Receiver, or make application to any court of competent jurisdiction for the appointment of a Receiver. Any Receiver appointed by CIBC will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the Customer's agent. CIBC may from time to time fix the Receiver's remuneration, and the Customer will pay CIBC any costs incurred by CIBC relating to such appointment including, among other things, the amount of the Receiver's remuneration, CIBC will not be liable to the Customer or any other Person in connection with appointing or not appointing a Receiver or in connection with the Receiver's actions or omissions.

          (b) Dealings with the Property. CIBC or a Receiver may take possession of any of the Property and retain the same for as long as it considers appropriate, receive any rents and profits from the Property, carry on (or concur in carrying



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          on) any of the Customer's business or refrain from doing so, borrow on the security of the Property, and sell or lease (or concur in selling or leasing) the Property. CIBC or a Receiver may (without charge and to the exclusion of all other Persons including the Customer) enter upon any of the Places of Business.

     (c) REALIZATION. CIBC or a Receiver may use, collect, sell or otherwise dispose of, realize upon, release to the Customer or other Persons, and otherwise deal with the Property in such manner, upon such terms and at such times as CIBC or the Receiver considers appropriate.

     (d) APPLICATION OF PROCEEDS AFTER DEFAULT. All Proceeds of Property received by CIBC or a Receiver may be applied to discharge or satisfy any expenses (including among other things the Receiver's remuneration), Charges, borrowings, taxes and other outgoings affecting the Property or which are considered advisable by CIBC or the Receiver to preserve, maintain or enhance the Property, or to keep in good standing any Charges on the Property ranking in priority to any Charge created by this Contract. The balance of such Proceeds will be applied to the Liabilities in such manner and at such times as CIBC considers appropriate and thereafter will be paid to those persons who are legally entitled to it.

     (e) OTHER LEGAL RIGHTS. Before and after Default, CIBC will have, in addition to the rights specifically provided in this Contract, all rights given to it under the Bank Act, as well as the rights recognized at law and in equity. No right will be exclusive of or dependent upon any other right and one or more of such rights may be exercised independently or in combination from time to time.

     (f) DEFICIENCY. The Customer will remain liable to CIBC for payment of any Liabilities which are outstanding following realization of any of the Property.

11. CIBC NOT LIABLE. CIBC will not be liable to the Customer or any other Person for any failure or delay in exercising any of its rights under this Contract (including among other things any failure to take possession of, collect, sell, or otherwise dispose of, any Property).

12. CHARGES AND EXPENSES. The Customer will pay all costs and expenses (including among other things all legal fees and disbursements) incurred by CIBC or any Receiver in exercising any remedy under this Contract (including among other things preserving, preparing for disposition and disposing of the Property) and in operating the Customer's business. Also, upon Default, CIBC will be required to exercise greater than normal supervision of the Customer's business. The Customer will therefore reimburse CIBC for all such extra internal costs that CIBC reasonably incurs as a result. All amounts payable under this Section will bear interest from time to time at the highest interest rate then applicable to any of the Liabilities and the Customer will reimburse CIBC upon demand for any such amount.

13. FURTHER ASSURANCES. The Customer will from time to time immediately upon request by CIBC take such action as CIBC may require in connection with the Property or as CIBC may consider necessary to give effect to this Contract. The Customer irrevocably appoints the manager or the acting manager from time to time of CIBC's branch specified on the first page of this Contract as the Customer's attorney (with full powers of substitution and delegation) to sign, upon Default, all documents required to give effect to this section.

14. DEALINGS BY CIBC. Neither the Customer's obligations to CIBC nor CIBC's rights under this Contract will be limited or affected by

     (a) any increase, reduction, renewal, substitution or other change in, or discontinuance of, the terms relating to the Liabilities; any agreement to any proposal or scheme of arrangement concerning, or granting any extensions of time or other indulgences or concessions to the Customer or any other Person; any taking of or giving up of any Security; abstaining from taking, perfecting or registering any Security; allowing any Security to lapse (whether by failing to make or maintain any registration or otherwise); or any neglect or omission by CIBC in respect of, or in the course of, doing any of these actions; or

     (b) accepting compositions from or granting releases and discharges to the Customer or any other Person, or any other dealing with the Customer or any other Person or with any Security that CIBC considers appropriate.

15.  GENERAL.

     (a) ENTIRE AGREEMENT. There are no representations, collateral agreements or conditions with respect to, or affecting the Customer's liability under this Contract other than as contained in this Contract. In particular, nothing contained in this Contract will require CIBC to make, renew or extend the time for payment of any loan or other accommodation to the Customer.

     (b) JOINT AND SEVERAL LIABILITY. If more than one Person signs this Contract as the Customer, the obligations of such Persons will be joint and several. If this Contract is governed by the laws of Quebec, the following provisions apply: If more than one Person signs this Contract as the Customer, the obligations of such Persons will be solidary.

     (c) SEVERABILITY; HEADINGS. Any provision of this Contract that is void or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions of this Contract. The headings in this Contract are for convenience only and do not limit or extend the provisions of this Contract.

     (d) INTERPRETATION. When the context of this Contract so requires, the singular will be read as the plural.


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     (e)  NOTICE: CIBC may send to the Customer by prepaid regular mail addressed to the Customer at the Customer's address last known to CIBC, copies of any document that it wishes to send to the Customer. Any document mailed in this manner will be deemed to have been received by the Customer upon the earlier of actual receipt by the Customer and the expiry of 10 days after the mailing date.

     (f) ENUREMENT; ASSIGNMENT. This Contract will enure to the benefit of and be binding upon CIBC and the Customer and their respective heirs, executors, administrators, successors and permitted assigns. The Customer will not assign this Contract without CIBC's prior written consent.

     (g) CONSENT TO DISCLOSE INFORMATION. CIBC may from time to time give any credit or other information about the Customer to, or receive such information from, (a) any financial institution, credit reporting agency, rating agency or credit bureau, (b) any person, firm or corporation with whom the Customer may have or propose to have financial dealings, and (c) any person, firm or corporation in connection with any dealings the Customer has or proposes to have with CIBC. The Customer agrees that CIBC may use that information to establish and maintain the Customer's relationship with CIBC and to offer any services as permitted by law, including services and products offered by CIBC's subsidiaries when it is considered that this may be suitable to the Customer.

     (h) (QUEBEC ONLY) LANGUAGE. It is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux presentes ont expressement demande que ce document et tous les documents s'y rattachant soient rediges en anglais.

16. DEFINITIONS. In this Contract:

     (a) "Charge" means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), security interest or other encumbrance of any nature however arising, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property that is prior to the right of any other creditor in respect of such property.

     (b) "Default" has the meaning set out Section 10(1).

     (c) "Liabilities" means all present and future indebtedness and liability of every kind, nature and description, direct or indirect, joint or several, absolute or contingent of the Customer to CIBC wherever and however incurred and any unpaid balance thereof and includes any liability to CIBC in connection with any bankers' acceptances accepted by CIBC on the Customer's behalf and any standby letters of credit issued upon the Customer's application.

     (d) "Person" includes a natural person, personal representative, partnership, corporation, association, organization, estate, trade union, church or other religious organization, syndicate, joint venture, trust, trustee in bankruptcy, government and government body, and any other entity, and where appropriate specifically includes any guarantor.

     (e) "Place of Business" means a location where the Customer carries on business or where any of the Property is located.

     (f) "Proceeds" means any personal property in any form (including among other things money) resulting from any sale, lease or other disposition of the Property, whether or not arising in the ordinary course of the Customer's business.

     (g) "Property" means all of the property assigned by the Customer to CIBC under the "Special Security" provisions of the Bank Act and, for greater certainty, if the property assigned to CIBC is or includes natural gas required to be gathered and/or processed in the plant, the term "Property" includes all agreements relating to the Customer's interest in any such plant and the Customer's rights to gathering and/or process any such gas.

     (h) "Receivables" means all debts, claims, choses in action now or hereafter due or owing to or owned by the Customer.

     (i) "Receiver" means any person appointed as a receiver or receiver and manager of property.

     (j) "Section" means a section, subsection or paragraph of this Contract.

     (k) "Security" means any security held by CIBC as security for payment of the Liabilities and includes, among other things, any and all guarantees.



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                                  CERTIFICATE

TO:       CANADIAN IMPERIAL BANK OF COMMERCE

          In consideration of loans granted or to be granted by Canadian Imperial Bank of Commerce ("CIBC") to Pivotal Software Inc. (the "BORROWER"), the Borrower represents and warrants to, and covenants with, CIBC as follows:

     (a) the software described in the Schedule to this Certificate, together with all inventions, discoveries, trade secrets, designs, computer programs, patents, trade marks, copyrights and other forms of intellectual property, documentation and other material relating thereto (collectively, the "SOFTWARE") is legally and beneficially owned by the Borrower free and clear of all liens, charges and encumbrances other than those in favour of CIBC;

     (b) the Borrower has not granted to any person, other than to CIBC, any rights in the Software other than licences to use and access the Software; and

     (c) until the Borrower's obligations to CIBC have been satisfied in full and CIBC has released its security from the Borrower, the Borrower will continue to be the legal and beneficial owner of the Software and will not sell or otherwise dispose of the Software or any rights in or to it, other than licenses to use and access the Software, without the prior written consent of CIBC.

DATED this 30th day of April, 1998.


PIVOTAL SOFTWARE INC.

                                      C/S

BY: /s/   NORMAN FRANCIS
    -----------------------------------

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                                    SCHEDULE

Customer relationship management and business data-management software programs called the "Relationship System" including without limitation, all computer code, modules and programs in object code form and related data files, rules, parameters and documentation and all updates, upgrades and modifications and such other components or services as may be added or modified from time to time and all its component parts (excluding Third Party Software being computer code, related data files, rules, parameters and documentation created by vendors other than the Borrower) being Pivotal Relationship Server, including Pivotal Business Module, Web Client Server, Customer Support, Order Capture, Telemarketing, Mobile Client, Pivotal Web Client, Toolkit (including Pivotal Customization Module, and Pivotal OCX).
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                           ACKNOWLEDGMENT AND WAIVER

          Pivotal Software Inc. (the "BORROWER") hereby acknowledges receiving a copy of the following (collectively, the "SECURITY AGREEMENTS"):

     (a) the security agreement dated for reference April 15, 1998 executed by the Borrower in favour of Canadian Imperial Bank of Commerce ("CIBC") in connection with CIBC's loans of up to $3,000,000 to the Borrower by way of an operating line, letters of credit/guarantee, foreign exchange contracts and cheque credit; and

     (b) the security agreement dated for reference April 16, 1998 executed by the Borrower in favour of CIBC in connection with CIBC's loan of $2,000,000 to the Borrower by way of a committed instalment loan (CIBC/WED Information Technology & Telecommunications Loan Program).

          The Borrower hereby waives all rights to receive from CIBC a copy of any financing statement or financing change statement registered or verification statement issued at any time in respect of the Security Agreements.


          Dated this 30th day of April, 1998.


                                        PIVOTAL SOFTWARE INC.

                                                                             C/S

                                        By: /s/   NORMAN FRANCIS
                                            ------------------------------------